UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                         Date of Report: June 15, 2005
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                         (Date of earliest event reported)


                         PARK HILL CAPITAL I CORP.
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               (Exact name of registrant as specified in its charter)


       NEVADA                         0-27911               84-1491806
       -------                        ---------            ------------
      State of                       Commission            IRS Employer
   incorporation                     File Number       Identification Number

                               1 Place Ville-Marie
                                   Suite 2821
                                  Montreal, Qc
                                     H3B 4R4
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                    (Address of principal executive offices)

                                Tel: 514-448-6710
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                           (Issuer's telephone number)

                  5330 E. 17th Ave. Pkwy Denver, Colorado 80220
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          (Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service

Copies of all communications, including all communications sent to the agent for service, should be sent to:

                              Joseph I. Emas, Esq.
                                 Attorney at Law
                             1224 Washington Avenue
                              Miami Beach, FL 33139

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of principal Officers.

Effective June 15, 2005, Mr. Frank Kramer and Ms. Debrorah Salerno resigned as officers and directors of Park Hill Capital I Corp. and appointed Mr. Francis Mailhot as a director of Park Hill Capital I Corp.

Mr. Francis Mailhot has been appointed as President and CEO of Park Hill Capital I Corp.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undesigned hereunto duly authorized.

                                        PARK HILL CAPITAL I CORP.


DATE: July 27, 2005                     /s/ Francis Mailhot
                                        -----------------------------------
                                        Francis Mailhot
                                        Director
                                        PARK HILL CAPITAL I CORP.